                                                                   EXHIBIT 10.24

                               FIRST AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of August 30, 2001, is made by and among PENTASTAR COMMUNICATIONS, INC., a Delaware corporation, PENTASTAR ACQUISITION CORP. I, a Delaware corporation, PENTASTAR ACQUISITION CORP. II, a Delaware corporation, PENTASTAR ACQUISITION CORP. III, a Delaware corporation, PENTASTAR ACQUISITION CORP. IV, a Delaware corporation, PENTASTAR ACQUISITION CORP. VI, a Delaware corporation, PENTASTAR INTERNET, INC., a Delaware corporation, PENTASTAR HOLDING CORPORATION, a Delaware corporation, PENTASTAR TELEMARKETING, INC., a Delaware corporation, and PENTASTAR CORPORATION, a Colorado corporation (each of the foregoing an "ORIGINAL BORROWER" and collectively the "ORIGINAL BORROWERS"), and PENTASTAR ACQUISITION CORP. V, a Delaware corporation, PENTASTAR ACQUISITION CORP. VII, a Delaware corporation, PENTASTAR ACQUISITION CORP. VIII, a Delaware corporation and PENTASTAR ACQUISITION CORP. IX, a Delaware corporation (each of the foregoing a "NEW BORROWER" and collectively the "NEW BORROWERS", and together with the Original Borrowers, the "BORROWERS"), and WELLS FARGO BANK, N.A., a national banking association (as successor by assignment to Wells Fargo Bank West, N.A., the "LENDER"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement, as defined below.

                                    RECITALS

         A. The Original Borrowers and the Lender are parties to that certain Credit and Security Agreement, dated as of July 10, 2000 (the "AGREEMENT").

         B. The Borrowers are currently (i) in violation of the covenant described in Section 6.12 of the Agreement ("Total Leverage Ratio") for the period ending June 30, 2001, (ii) out of compliance with the Borrowing Base requirements of the Agreement, in that the Advances under the Credit Facility exceed the Borrowing Base, and (iii) not in compliance with Section 6.13 of the Agreement because of the existence of the financing statement referred to in
Section 4(d) hereof (collectively, the "CURRENT DEFAULTS").

         C. The Borrowers have requested that the Lender waive the Current Defaults, and the Lender has agreed to waive such Current Defaults as more particularly described below.

         D. The parties wish to amend the Agreement as more particularly described below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. Upon the terms and subject to the conditions set forth in this Amendment, the Agreement is hereby amended as follows:

                  (a) The definition of "Maturity Date" is deleted in its entirety and substituted therefor is the following:

                           "Maturity Date" means September 30, 2001.

                  (b) The definition of "Maximum Line" is deleted in its entirety and substituted therefor is the following:

                           "Maximum Line " means $7,465,000.00, unless said
                  amount is reduced pursuant to Section 2.6, in which event it means the amount to which said amount is reduced.

                  (c) The definition of "Note" is amended by deleting the word "revolving" from the first line thereof.

                  (d) Section 2.1 is amended by deleting the fourth sentence thereof in its entirety.

                  (e) Section 6.1(d) is deleted in its entirety and substituted therefor is the following:

                           (d) within two Business Days after the end of each
                  week or more frequently if the Lender so requires, agings of the Parent's consolidated Receivables (broken down by Borrower) and a calculation of each Borrower's Accounts, Net Accounts and Eligible Accounts as at the end of such week or shorter time period, based upon all information available to any Borrower as of such date;

                  (f) Section 6.1(o) is deleted in its entirety and substituted therefor is the following:

                           (o) a weekly updated Borrowing Base reconciliation
                  report, based upon all information available to any Borrower as of such date.

                  (g) Each New Borrower (i) agrees that it is a "Borrower" as defined under the Agreement, is a party to the Agreement and the Loan Documents in such capacity and is entitled to all rights, and liable for all obligations, of a Borrower thereunder and (ii) hereby pledges, assigns and grants to the Lender a security interest in the Collateral, as security for the payment and performance of the Obligations.

                  (h) From the date hereof until the Maturity Date, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate.

                  (i) Section 6.15 of the Agreement is amended by deleting the word "Upon" from the first line thereof and substituting therefor the following:

                           "After the occurrence and during the continuance of a Default (other than any Current Default during the period beginning on June 30, 2001 and ending on September 30, 2001) and upon".

         2. Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Current Defaults with respect to all Loan Documents for the period beginning on June 30, 2001 and ending on September 30, 2001. Such waiver is intended to be effective for such specified period notwithstanding any changes in the Borrowing Base during such period. This waiver shall be effective only in this specific instance and for the specific purpose, and during the specific time period, for which it is given, and this waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances.

         3. The amendments set forth in Section 1 and the waivers set forth in
Section 2 shall be effective on the date (the "EFFECTIVE DATE") when the Lender shall have received an executed original hereof from all Borrowers.

         4. In consideration of the terms and conditions of this Agreement, Borrowers hereby agree to and shall provide to Lender each of the following, each in form and substance acceptable to the Lender in its sole discretion:

                  (a) Borrowers shall increase their efforts to collect all accounts receivable, especially past due accounts.

                  (b) The Borrowers shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $20,000 in consideration of the Lender's execution of this Amendment. $10,000 of such fee shall be payable upon execution of this Amendment, and the other $10,000 shall be payable on the Maturity Date.

                  (c) Other than as relates to the Current Defaults, (i) all representations and warranties made in the Loan Documents shall be true, complete and correct in all respects as of the date hereof as if made on the date hereof, and (ii) no Default or Event of Default shall have occurred and be continuing under any of the Loan Documents or will occur as a result of this Amendment.

                  (d) Excluding filings evidencing the Merrill Lynch Lien, Borrowers shall use their best efforts to cause the release and termination of all liens and security interests with respect to any Borrower or any of any Borrower's assets or properties with respect to which Merrill Lynch Business Financial Services is listed as the secured party, including specifically a partial release of filing number 003933147 with the Secretary of State of Illinois, filed on October 29, 1998, which lists Telecomm Industries Corp. as the debtor. Such best efforts shall include but shall not be limited to providing a written demand to Merrill Lynch Business Financial Services to terminate such financing statements, or to file a partial release, together with a statement that failure to comply with such demand may be a breach of Section 9-625(e) of the Uniform Commercial Code.

         5. Other than as relates to the Current Defaults, the Borrowers hereby certify to the Lender that as of the date of this Amendment (i) all of the Borrowers' representations and warranties contained in the Loan Documents are true, complete and correct in all respects as if made on the date hereof, and
(ii) no Default or Event of Default has occurred and is continuing under any Loan Document or will occur as a result of this Amendment.

         6. Except as expressly set forth herein, the Agreement and the Loan Documents shall remain as originally stated and in full force and effect. The Borrowers and the Lender hereby confirm and ratify each of the provisions of the Agreement and the Loan Documents as amended hereby. The promissory note dated as of July 10, 2000, executed by the Borrowers and payable to the order of the Lender which evidences the Advances, a copy of which is attached hereto as Exhibit A (the "NOTE"), shall be deemed modified as of the Effective Date to reflect (i) the new Maturity Date, (ii) the new Maximum Line, (iii) the non-revolving nature of the Credit Facility, (iv) the New Borrowers obligations thereon, (v) the new interest rate for Advances and (vi) the waivers provided in
Section 2 of this Amendment, all as specifically set forth above. All other terms and conditions of the Note remain in full force and effect, without waiver or modification.

         7. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         8. This Amendment and the amendments and waivers set forth herein do not constitute (i) a waiver by Lender of the Current Defaults for any time period, or under any circumstances, except as specifically stated above, (ii) a waiver by Lender of Borrowers' compliance with any other covenants, or a waiver of any other Defaults or Events of Default, under the Agreement or any Loan Document, or (iii) a waiver of any future violations of any covenants, Defaults, Events of Default or any other provision of the Agreement or any Loan Document. Without limiting the foregoing, except as specifically set forth herein, Lender continues to reserve all rights and remedies available to Lender under the Agreement and the Loan Documents, under law (including without limitation
Article 9 of the Uniform Commercial Code) and at equity. Borrowers acknowledge that Lender has not committed to make any renewal or further extension of the Maturity Date, and that any such renewal or further extension remains in the sole discretion of Lender.

         9. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation and negotiation of this Amendment and the transactions, documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 3 hereof.

         10. This Amendment shall be governed by, and construed in accordance with, the substantive laws (other than conflict laws) of the State of Colorado.

         11. This Amendment shall inure to, benefit and bind the successors and assigns of the parties hereto.

         12. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall be a "Loan Document" as defined in the Agreement.

         13. Each Borrower shall provide Lender with the following information (the "Required Information") no later than 12:00 noon MDT on Monday, September 24, 2001, together with a written representation stating whether or not all such Required Information has in fact been provided. The Borrowers' failure or inability to provide all such Required Information, or Borrowers' failure to make the above written representation, by such time and date shall constitute an Event of Default under the Agreement two days after Lender notifies Borrowers to such effect. All such Required Information will be provided on a spreadsheet, in electronic format (Microsoft Excel spreadsheet) and a paper format. The Required Information will be provided on a "Line Item" basis.(1) For each Line Item, in a spreadsheet format, each Borrower will provide the following information to the extent it exists:

1) Name of Provider (Verizon, Qwest, etc.).

2) The name of the person at the Provider with whom such Borrower transacts business with regard to THIS Line Item ("Contact").

3) The address and phone number of the Contact.

----------

(1) A LINE ITEM IS DEFINED VIA EXAMPLE: AN EMPLOYEE OF A BORROWER CONVINCES THE DOE COMPANY TO INSTALL TELEPHONE SERVICES, TO BE PROVIDED BY VERIZON. WHEN INSTALLATION IS COMPLETE, VERIZON BECOMES LIABLE TO SUCH BORROWER FOR A COMMISSION OF $8,000 FOR THE INSTALLATION OF DOE COMPANY'S SERVICES AND EQUIPMENT. THE $8,000, OWED BY VERIZON TO SUCH BORROWER, AS A RESULT OF THE DOE COMPANY'S PURCHASE, IS A LINE ITEM.

4) Contact's supervisor and that person's phone number.

5) Provider's account number, purchase order no. etc. (whatever the Provider uses to identify the Line Item).

6) A list of the equipment and services installed.

7) Date Installation was completed.

8) The name of the End User (e.g. Doe Company in the example).

9) The name of the person at the End User with whom such Borrower transacts business with regard to THIS Line Item ("End User Contact").

10) Address and phone number for the End User Contact.

11) The name of the specific Borrower that is owed the money.

12) The amount owed to such Borrower by the Provider.

13) The date of such Borrower's invoice to the Provider.

14) Whether Merrill Lynch Business Financial Services, Inc. has an interest in any payments owing by a Provider related to the End User associated with this Line Item.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              WELLS FARGO BANK, N.A.
                              a national banking association


                              By:      /s/ Eric Rumple
                                       -----------------------------------------
                                       Name:  Eric Rumple
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                              PENTASTAR COMMUNICATIONS, INC., a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. I, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. II, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. III, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------

                              PENTASTAR ACQUISITION CORP. IV, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. VI, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR INTERNET, INC, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR HOLDING CORPORATION, a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR TELEMARKETING, INC., a Delaware corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------

                              PENTASTAR CORPORATION, a Colorado corporation


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. V


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. VII


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. VIII


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------


                              PENTASTAR ACQUISITION CORP. IX


                              By:      /s/ Robert S. Lazzeri
                                       -----------------------------------------
                                       Name:  Robert S. Lazzeri
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------

                                   EXHIBIT A

                                 PROMISSORY NOTE



$10,000,000.00                                         July 10, 2000



         FOR VALUE RECEIVED EACH OF PENTASTAR COMMUNICATIONS, INC., PENTASTAR ACQUISITION CORP. I, PENTASTAR ACQUISITION CORP. II, PENTASTAR ACQUISITION CORP. III, PENTASTAR ACQUISITION CORP. IV, PENTASTAR ACQUISITION CORP. VI, PENTASTAR INTERNET, INC., PENTASTAR HOLDING CORPORATION, PENTASTAR TELEMARKETING, INC. (each a Delaware corporation) and PENTASTAR CORPORATION, (a Colorado corporation) (collectively, the "Maker"), promises to pay to the order of WELLS FARGO BANK WEST, N. A. (the "Bank"), or its order, on or before July 31, 2001, the principal sum of TEN MILLION DOLLARS ($10,000,000.00) or so much as may be advanced and outstanding from time to time (the "Principal Amount") pursuant to the Credit and Security Agreement of even date herewith between Bank and Maker (as it may be amended, restated or supplemented from time to time, the "Loan Agreement") together with interest on the Principal Amount at a rate equal to the Interest Rate (as defined below).

         This Note is issued to evidence a revolving line of credit from Bank to Maker made pursuant to the terms of the Loan Agreement, together with all other amounts due pursuant to the Loan Agreement and the Loan Documents. This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Note referred to in the Credit Agreement. Bank is entitled to the benefits of certain Security Documents executed in connection with the Loan Agreement. All capitalized terms used herein and not defined shall have the meaning given to them in the Loan Agreement.

         Interest, based upon a three hundred sixty (360) day year and the actual number of days elapsed, shall accrue daily, and is payable on each Interest Payment Date (as defined below), and all accrued and unpaid interest plus the outstanding Principal Amount shall be due on the Termination Date.

         For purposes of this Note, the following terms shall have the meanings indicated:

         Interest Payment Date. (A) with respect to amounts outstanding hereunder that bear interest at the LIBOR Based Rate, on the last day of the relevant Interest Rate Period for all interest accrued through and including such last day of such Interest Rate Period, and (B) with respect to amounts outstanding hereunder that bear interest at the Prime Rate, monthly on the last day of each month for all interest accrued through the last day of such month.

         Interest Rate Period. With respect to amounts outstanding hereunder that bear interest at the LIBOR Based Rate, a period of one, two or three months, such period to be determined at the option of Makers in accordance with the provisions of this Note. The Interest Rate Period selected by Maker must end prior to the Maturity Date.

         LIBOR Business Day. Any Banking Day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London, England.

         LIBOR Based Rate. For any Interest Rate Period, the per annum rate of interest equal to the sum of (a) the applicable LIBOR Rate in effect on the first day of such Interest Rate Period, plus (b) two and one-half percent ( 2 1/2%).

         LIBOR Rate. Shall mean the rate at which U.S. Dollar deposits are offered by the principal office of designated banks chosen by the British Banker's Association in London, England to prime banks in the London Interbank Market at 11:00 A.M. local London time on the first day of each Interest Rate Period, which rate is displayed on page 3750 of the Telerate Monitor. All computations of interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Bank's determination of the LIBOR Rate shall be deemed conclusive absent manifest error.

         (i) Interest Rate. The entire outstanding Principal Amount of the Note shall accrue interest at the rate provided in clause (A) below, except during such time periods as the rate provided in clause (B) shall apply.

                  (A) interest shall accrue on the Principal Amount outstanding under this note from time to time at the prime rate of Bank (which is the interest rate publicly announced or published from time to time as the prime rate of Bank and may not be the lowest interest rate charged by Bank) (the "Prime Rate") in effect on any given day. The Prime Rate applicable hereunder is adjustable on any date that the Prime Rate changes, regardless of whether Maker has notice of such change.

                  (B) Maker may, by 11:00 am on any LIBOR Banking Day, request that Bank convert the interest rate then accruing on any portion of the Principal Amount to the applicable LIBOR Based Rate in effect on such day, or that Bank make an Advance at the LIBOR Based Rate as more fully set forth below. If Maker elects the LIBOR Based Rate as provided herein, the LIBOR Based Rate will apply to the portion of the Principal Amount designated by Maker for the Interest Rate Period elected by Maker. Any such election must be made by written notice to Bank, provided that (i) such notice is irrevocable, (ii) the Interest Rate Period selected by Maker ends prior to the Maturity Date, (iii) there exists no Default or Event of Default under the Note or the other Loan Documents and (iv) Bank has not given Maker any notice of demand, acceleration or other similar notice in connection with this Note. The Principal Amount shall not be subject to more than five (5) Interest Rate Periods.

                  On the day following the last day of each Interest Rate Period, the LIBOR Based Interest Rate applicable to the Principal Amount shall automatically convert to the Prime Rate unless Maker has (i) given the notice required above prior to 11:00 a.m. of such day, and (ii) the conditions to Maker's option to convert the interest rate to the LIBOR Based Rate as set forth above have been met.

                  Except as specifically provided herein to the contrary, the portion of the Principal Amount specified in the notice provided pursuant to the provisions set forth above shall bear interest at the LIBOR Based Rate so determined from and including the first day of such partial Interest Rate Period to, but not including, the day immediately following the last day of such Interest Rate Period.

         (ii) Unavailability of LIBOR Rate. If at any time Bank determines in good faith that it is not possible to determine the LIBOR Rate, then the Prime Rate shall be used for determining the Interest Rate.

         (iii) LIBOR Rate Unlawful. If it shall be unlawful or impossible for Bank to continue maintaining loans bearing interest at the LIBOR Based Rate, then Bank shall promptly give written notice thereof to Maker (including a description of the circumstances giving rise to such determination), whereupon Bank's obligation to permit the Principal Amount to accrue interest at the LIBOR Based Rate under the Note shall be suspended and interest payable hereunder shall be payable at the Prime Rate, unless Bank may lawfully continue to maintain the Principal Amount at the LIBOR Based Rate until the end of the then current Interest Rate Period, at which time the interest rate shall revert to the Prime Rate. If at any time subsequent to the giving of such notice the Bank determines that, because of a change in circumstances, the LIBOR Based Rate is again available to Maker hereunder, Bank will so advise Maker, and the Principal Amount shall, if Maker so elects, again accrue interest at the LIBOR Based Rate (if applicable pursuant to subsection (i) above) on the first day of the applicable Interest Rate Period.

         (iv) Prepayment:

                  (A) All or any portion of the Principal Amount accruing interest at the Prime Rate may be prepaid without penalty at any time.

                  (B) All or any portion of the Principal Balance accruing interest at the LIBOR Based Rate may be prepaid at any time, subject to payment of a prepayment premium if the date of prepayment is a date other than the end of an Interest Rate Period, as described in the following paragraph.

                  Maker shall give at least ten (10) Banking Days' prior written irrevocable notice to Bank specifying the amount to be prepaid and the intended date of prepayment, which date of prepayment must not be more than forty-five (45) days after the date of such notice. The portion of the Principal Balance specified in any such irrevocable notice of prepayment shall, notwithstanding anything to the contrary contained in this Note, be absolutely and unconditionally due and payable on the date specified in such notice. No prepayment premium is payable if prepayment occurs on the last day of an Interest Rate Period. If prepayment does not occur on the last day of an Interest Rate Period, Maker shall pay to Bank, contemporaneously with such prepayment, a prepayment premium equal to the amount of any and all losses, costs and expenses, as well as any loss of anticipated, expected or projected revenues and profits, incurred or suffered by the Bank as a result of such prepayment being made prior to the end of an Interest Rate Period. Bank shall deliver to Maker a statement setting forth the amount and basis of determination of the prepayment premium, if any, due in connection with a prepayment of the Principal Balance in accordance with the provisions of this paragraph. Bank shall make such calculation based upon its reasonable judgment, which calculation shall be binding absent manifest error. No prepayment premium payable under this paragraph shall in any event or under any circumstances be deemed or construed to be a penalty. Any payment of the Principal Amount after Bank has declared the Principal Amount immediately due and payable in accordance with the terms of this Note or the Loan Documents shall be deemed to be a voluntary prepayment for all purposes of this paragraph, and a prepayment premium calculated pursuant to the provisions of this paragraph shall be payable with respect to the portion thereof bearing interest at the applicable LIBOR Based Rate immediately prior to such declaration. Maker and Bank agree that Bank shall not be obligated or required to have actually reinvested the prepaid portion of the Principal Balance in any U.S. Government Treasury Obligations or any other investment as a condition precedent to Maker being obligated to pay a prepayment premium calculated in accordance with the provisions of this paragraph. Maker shall, upon receipt of such statement and contemporaneously with any such prepayment of the Principal Balance, remit to Bank the prepayment premium, if any, due in connection therewith, as calculated pursuant to the provisions of this paragraph. Bank shall not be obligated to accept any prepayment of the Principal Balance unless it is accompanied by the prepayment premium, if any, due in connection therewith as calculated pursuant to the provisions of this paragraph.

                  (C) All sums that become due and payable by Maker in accordance with the above provisions shall be and shall under all circumstances be deemed to constitute additional interest on, and shall be evidenced by, this Note.

                  (D) All payments hereunder shall be applied in the manner set forth in the Loan Agreement.

         At the Bank's discretion overdue principal and (to the extent permitted under applicable law) interest not paid within ten days after notice to the Maker that the same is due, whether caused by acceleration of maturity or otherwise, shall bear interest until paid at a fluctuating annual rate equal to three (3) percentage points above the Prime Rate.

         It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to the Maker under applicable law, but if, notwithstanding, interest in excess of such maximum rate shall be paid hereunder, the excess shall be retained by the holder of this Note as additional cash collateral for the payment of the Loan, unless such retention is not permitted by law, in which case the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate.

         All payments of this Note shall be made in lawful money of the United States of America at the Bank's offices at MAC # C7301-031, 1740 Broadway, Denver, Colorado 80274, or at such other place as the Bank may designate to the Maker in writing.

         Time is of the essence hereof. In the event of (i) any default in the payment of principal or interest when due and payable under the terms of this Note, (ii) any Event of Default under the Loan Agreement, or (iii) any default under any other Loan Document, then the whole principal sum plus accrued interest and all other obligations of the Maker to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of the holder of this Note, become immediately due and payable without notice or demand, and the holder of this Note shall have and may exercise any or all of the rights and remedies provided herein and in the Loan Agreement, and the other Loan Documents, as they may be amended, modified or supplemented from time to time.

         If the Maker fails to pay any amount due under this Note and the Bank has to take any action to collect the amount due or to exercise its rights under the Loan Agreement or the Loan Documents, including without limitation, retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Loan Documents or to enforce the Bank's rights under the Loan Agreement, or the Loan Documents, then the Maker agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, and any appeal of any such action, suit or proceeding, incurred by the Bank, including but not limited to the reasonable fees and disbursements of the Bank's attorneys and their staff.

         The Maker and any endorser hereof waive presentment for payment, protest, notice of dishonor and protest, and consent to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral pursuant to the Loan Agreement, and to the addition or release of any party. No waiver of any payment under this Note shall operate as a waiver of any other payment.

         If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provision shall not be in any way affected or impaired in any other jurisdiction.

         No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy which the holder may have.

         All notices given hereunder shall be given in accordance with the notice provisions of the Loan Agreement.

         At the option of the holder hereof, an action may be brought to enforce this Note in the manner set forth in the Loan Agreement.

         This Note is to be governed by and construed according to the laws of the State of Colorado.

DATED as of the day and year first set forth above.

MAKER:

PENTASTAR COMMUNICATIONS, INC.


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR ACQUISITION CORP. I


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR ACQUISITION CORP. II


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------



PENTASTAR ACQUISITION CORP. III


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR ACQUISITION CORP. IV


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Name:

Its Chief Financial Officer
    --------------------------------------

PENTASTAR ACQUISITION CORP. VI


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR INTERNET, INC.


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR HOLDING CORPORATION


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR TELEMARKETING, INC.


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------


PENTASTAR CORPORATION


By /s/ David. L. Dunham
   ---------------------------------------

Name: David. L. Dunham
      ------------------------------------

Its Chief Financial Officer
    --------------------------------------

                                     RECEIPT


         I hereby state that on July 18, 2000, I received the original Promissory Note, dated July 18, 2000, payable to the order of Wells Fargo Bank West, N. A. in the principal amount of $10,000,000 from Pentastar Communications, Inc., Pentastar Acquisition Corp. I, Pentastar Acquisition Corp. II, Pentastar Acquisition Corp. III, Pentastar Acquisition Corp. IV, Pentastar Acquisition Corp. VI, Pentastar Internet, Inc., Pentastar Holding Corporation, Pentastar Telemarketing, Inc. and Pentastar Corporation.


                                             WELLS FARGO BANK WEST, N. A.


                                             By:    /s/ Lynn Hout
                                                    ----------------------------
                                                    Name: Lynn Hout
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------